==============================================================================
                               UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                         Washington, D. C.   20549

                                 FORM 8-K

                              CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of
                    The Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported) February 27, 2007


                         OHIO CASUALTY CORPORATION
          (Exact name of registrant as specified in its charter)

             OHIO                      0-05544                31-0783294
(State or other jurisdiction         (Commission            (IRS Employer
      of incorporation)              File Number)         Identification No.)

                 9450 Seward Road, Fairfield, Ohio  45014
           (Address of principal executive offices) (Zip Code)

                              (513) 603-2400
           (Registrant's telephone number, including area code)

                              Not Applicable
       (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))







                                Page 1 of 3
==============================================================================

ITEM 5.02 (e)  Compensatory Arrangement of Certain Officers
=============

     i. On February 27, 2007, the Board of Directors of the Ohio Casualty Corporation (the "Corporation") approved the Second Amended and Restated Ohio Casualty Corporation Directors' Deferred Compensation Plan (the "Plan"). The Plan is effective January 1, 2005 and was amended to comply with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended (the "Code"). A copy of the Plan is attached hereto as Exhibit 1.1 and hereby incorporated by reference.

    ii. On February 27, 2007, the Board of Directors of Corporation approved The Ohio Casualty Insurance Company 2007 Senior Officer Annual Incentive Program (the "Program"). The Program is designed to give eligible named executive officers the opportunity to receive an incentive bonus based on after-tax operating income and all lines direct written premiums, as well as business unit and individual performance. The program description for the 2007 Annual Incentive Award will be filed once available as an amendment to this Form 8-K.

ITEM 9.01.  Financial Statements and Exhibits.
----------

(c)  Exhibits

     Exhibit No.   Description
     -----------   -----------

         1.1 Second Amended and Restated Ohio Casualty Corporation Directors' Deferred Compensation Plan







                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       OHIO CASUALTY CORPORATION
                                       -------------------------
                                              (Registrant)




March 5, 2007                          /s/Debra K. Crane
                                       -------------------------------------
                                       Debra K. Crane, Senior Vice President,
                                         General Counsel and Secretary

                               Exhibit Index


                        Current Report on Form 8-K
                          Dated February 27, 2007


Exhibit No.    Description
----------     -----------

   1.1 Second Amended and Restated Ohio Casualty Corporation Directors' Deferred Compensation Plan








                                Page 3 or 3